DECOMMISSIONING AND OTHER PROVISIONS	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Decommissioning and Other Provisions	DECOMMISSIONING AND OTHER PROVISIONS

	$ million
	Decommissioning and restoration		Onerous contracts	Legal	Environmental	Redundancy	Other	Total
At January 1, 2021
Current [A]	900		532	521	273	673	723	3,622
Non-current [A]	22,081		1,207	1,229	952	265	1,382	27,116
	22,981		1,739	1,750	1,225	938	2,105	30,738
Additions	1,040	[B]	229	197	153	991	752	3,362
Amounts charged against provisions	(662)		(264)	(340)	(154)	(733)	(292)	(2,445)
Accretion expense	405		14	11	9	1	10	450
Disposals and liabilities classified as held for sale [A]	(819)		—	(5)	(17)	(1)	(27)	(869)
Remeasurements and other movements [C]	(609)		(36)	(196)	(11)	(512)	(339)	(1,703)
Currency translation differences	(252)		—	(6)	(26)	(39)	(68)	(391)
	(897)		(57)	(339)	(46)	(293)	36	(1,596)
At December 31, 2021
Current	871		653	270	332	410	802	3,338
Non-current	21,213		1,029	1,141	847	235	1,339	25,804
	22,084		1,682	1,411	1,179	645	2,141	29,142

At January 1, 2020
Current	755		79	626	263	295	793	2,811
Non-current	18,264		17	1,185	934	220	1,179	21,799
	19,019		96	1,811	1,197	515	1,972	24,610
Additions	1,697	[B]	1,722	502	199	986	664	5,770
Amounts charged against provisions	(433)		(71)	(522)	(138)	(375)	(317)	(1,856)
Accretion expense	448		3	17	21	1	7	497
Disposals and liabilities classified as held for sale [A]	(348)		(11)	—	(7)	—	(9)	(375)
Remeasurements and other movements [C]	2,090		—	(59)	(73)	(241)	(265)	1,452
Currency translation differences	508		—	1	26	52	53	640
	3,962		1,643	(61)	28	423	133	6,128
At December 31, 2020
Current [A]	900		532	521	273	673	723	3,622
Non-current [A]	22,081		1,207	1,229	952	265	1,382	27,116
	22,981		1,739	1,750	1,225	938	2,105	30,738
[A] As from 2021, liabilities associated with assets classified as held for sale are presented separately. Prior period comparatives have been revised to conform with current year presentation. (See Note 30)
[B] Includes $823 million (2020: $798 million) additions for the recognition of decommissioning and restoration provisions in Integrated Gas and Upstream and $217 million (2020: $899 million) for the recognition of decommissioning and restoration provisions for manufacturing facilities in Oil Products and Chemicals.
[C] Includes the reversal of $1,095 million (2020: $528 million) of unused provisions.
The amount and timing of settlement in respect of these provisions are uncertain and dependent on various factors that are not always within management’s control. Reviews of estimated future decommissioning and restoration costs and the discount rate applied are carried out regularly. The discount rate applied at December 31, 2021, was 2% (2020: 1.75%). An increase of 0.5% or a decrease of 0.5% in the discount rate could result in a decrease of $1.5 billion (2020: $1.7 billion) or an increase of $1.7 billion (2020: $2.2 billion) of decommissioning and restoration provisions, respectively. Such increase or decrease will be reflected in the carrying amount of the related asset. Where applicable that carrying amount is tested for impairment.
In 2021, there was a decrease of around $700 million (2020: increase of $3,999 million) in the decommissioning and restoration provision as a result of the change in the discount rate, partly offset by an increase in the provision resulting from changes in cost estimates of around $140 million (2020: decrease of $1,909 million), reported within remeasurements and other movements.
Of the decommissioning and restoration provision at December 31, 2021, an estimated $3,863 million is expected to be utilised within one to five years, $3,584 million within six to 10 years, and the remainder in later periods.
Legal provisions at December 31, 2021, include legal proceedings in Integrated Gas at $669 million, Upstream $94 million, Oil Products $255 million and Chemicals $393 million.
Other provisions at December 31, 2021, include amounts recognised in respect of employee benefits.